                                                                    EXHIBIT 99.1

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                            OF WEYERHAEUSER COMPANY

The following unaudited Pro Forma Condensed Consolidated Statements of Earnings for the year ended December 30, 2001, and the thirteen weeks ended March 31, 2002, present unaudited pro forma operating results of Weyerhaeuser Company("Weyerhaeuser"), including results for Willamette Industries, Inc.("Willamette")on a consolidated basis as if the acquisition had occurred as of the beginning of the periods presented.

The unaudited Pro Forma Condensed Consolidated Statements of Earnings reflect adjustments to the historical financial statements of Weyerhaeuser and Willamette that (i) eliminate intercompany transactions, (ii) eliminate the unsolicited takeover defense costs incurred by Willamette, (iii) include estimated incremental borrowing costs associated with the acquisition, (iv) reflect purchase method of accounting adjustments associated with Weyerhaeuser's acquisition of Willamette and (v) reflect the income tax expense impact of these adjustments. The Willamette column in the Pro Forma Condensed Consolidated Statements of Earnings present Willamette's results of operations prior to the acquisition. The Pro Forma Condensed Consolidated Statements of Earnings do not purport to represent what Weyerhaueser's financial position or results of operations actually would have been had the acquisition, in fact, occurred on the date indicated, or to project Weyerhaueser's results of operations for any future period.

The unaudited Pro Forma Condensed Consolidated Statements of Earnings should be read in conjunction with (i) Weyerhaeuser's consolidated financial statements as of and for the year ended December 30, 2001, (ii) Weyerhaeuser's consolidated financial statements as of and for the thirteen weeks ended March 31, 2002, and
(iii) Willamette's consolidated financial statements as of and for the year ended December 31, 2001.

 WEYERHAEUSER AND WILLAMETTE
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS FOR YEAR ENDED DECEMBER 30, 2001
(IN MILLIONS OF US DOLLARS)

                                                                                     YEAR ENDED DECEMBER 30, 2001
                                                                                     ----------------------------
                                                                                                     PRO FORMA
                                                                                                    ADJUSTMENTS          PRO FORMA
                                                                                                    -----------
                                                                WEYERHAEUSER       WLL        FOOTNOTES      AMOUNTS    CONSOLIDATED
                                                                ------------       ---        ---------      -------    ------------
Sales
Forest product operations                                         $  13,084     $   4,454             1     $    (138)    $  17,400
Real estate and related assets                                        1,461            --                          --         1,461
                                                                  ---------     ---------     ---------     ---------     ---------
                                                                     14,545         4,454                        (138)       18,861
                                                                  ---------     ---------     ---------     ---------     ---------
Costs and expenses
Forest product operations
Costs of products sold                                               10,415         3,382             1          (138)       13,659
Depreciation, amortization and fee stumpage                             869           332         5,6,9           133         1,334
Selling, general and administrative expenses                          1,114           274             2             1         1,389
Other operating costs, net                                               14            25           2,3           (32)            7
Charges for support alignment costs,integration of facilities,                                                     --            --
closure of facilities and settlement of hardboard siding claim          139            --             2             8           147
                                                                  ---------     ---------     ---------     ---------     ---------
                                                                     12,551         4,013                         (28)       16,536
                                                                  ---------     ---------     ---------     ---------     ---------
Real estate and related assets
Costs and operating expenses                                          1,140            --                          --         1,140
Depreciation and amortization                                             7            --                          --             7
Selling, general and administrative expenses                             96            --                          --            96
Other operating costs, net                                               (6)           --                          --            (6)
                                                                  ---------     ---------     ---------     ---------     ---------
                                                                      1,237            --                          --         1,237
                                                                  ---------     ---------     ---------     ---------     ---------
        Total costs and expenses                                     13,788         4,013                         (28)       17,773
                                                                  ---------     ---------     ---------     ---------     ---------
Operating earnings                                                      757           441                        (110)        1,088
Interest expense and other
  Forest product operations
    Interest expense incurred (net of capitalized interest)            (339)          (95)            4          (433)         (867)
    Interest income and other                                            23            --             2             2            25
    Equity in income of unconsolidated entities                          33            --             2            (1)           32
  Real estate and related assets                                         42            --                          --            42
                                                                  ---------     ---------     ---------     ---------     ---------
Earnings before income taxes                                            516           346                        (542)          320
Income taxes                                                           (162)          (97)            7           212           (47)
                                                                  ---------     ---------     ---------     ---------     ---------
Net earnings from continuing operations                           $     354     $     249                   $    (330)    $     273
                                                                  =========     =========     =========     =========     =========


                                                                  ---------                                               ---------
Basic net earnings per share                                      $    1.61                                               $    1.24
                                                                  =========                                               =========


                                                                  ---------                                               ---------
Diluted net earnings per share                                    $    1.61                                               $    1.24
                                                                  =========                                               =========

Weighted average shares outstanding (thousands)
  Basic                                                             219,644                                                 219,644
  Dilutive effect of stock options                                      313                           8           242           555
                                                                  ---------                                               ---------
    Diluted weighted average shares outstanding                     219,957                                                 220,199
                                                                  =========                                               =========

WEYERHAEUSER AND WILLAMETTE
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS FOR THE THIRTEEN WEEKS ENDED MARCH 31, 2002
(IN MILLIONS OF US DOLLARS)

                                                                                THIRTEEN WEEKS ENDED MARCH 31, 2002
                                                                                -----------------------------------
                                                                                                      PRO FORMA
                                                                                                     ADJUSTMENTS         PRO FORMA
                                                                                                     -----------
                                                                WEYERHAEUSER       WLL        FOOTNOTES      AMOUNTS    CONSOLIDATED
                                                                ------------       ---        ---------      -------    ------------
Sales
Forest product operations                                         $   3,612     $     481             1     $     (28)    $   4,065
Real estate and related assets                                          396            --                          --           396
                                                                  ---------     ---------     ---------     ---------     ---------
                                                                      4,008           481                         (28)        4,461
                                                                  ---------     ---------     ---------     ---------     ---------
Costs and expenses
  Forest product operations
    Costs of products sold                                            2,848           383             1           (28)        3,203
    Depreciation, amortization and fee stumpage                         264            37         5,6,9             9           310
    Selling, general and administrative expenses                        339            40                          --           379
    Other operating costs, net                                           --            32             3           (23)            9
    Charges for support alignment costs,integration of facilities,                                                --            --
      closure of facilities and settlement of hardboard
      siding claim                                                       33            --                          --            33
                                                                  ---------     ---------     ---------     ---------     ---------
                                                                      3,484           492                         (42)        3,934
                                                                  ---------     ---------     ---------     ---------     ---------

Real estate and related assets
  Costs and operating expenses                                          291            --                          --           291
  Depreciation and amortization                                           2            --                          --             2
  Selling, general and administrative expenses                           32            --                          --            32
  Other operating costs, net                                             (8)           --                          --            (8)
                                                                  ---------     ---------     ---------     ---------     ---------
                                                                        317            --                          --           317
                                                                  ---------     ---------     ---------     ---------     ---------
  Total costs and expenses                                            3,801           492                         (42)        4,251
                                                                  ---------     ---------     ---------     ---------     ---------
Operating earnings                                                      207           (11)                         14           210
Interest expense and other
  Forest product operations
    Interest expense incurred (net of capitalized interest)            (139)           (9)            4           (59)         (207)
    Interest income and other                                             5            --                          --             5
    Equity in income of unconsolidated entities                          (4)           --                          --            (4)
  Real estate and related assets                                         12            --                          --            12
                                                                  ---------     ---------     ---------     ---------     ---------
Earnings before income taxes and extraordinary item                      81           (20)                        (45)           16
Income taxes                                                            (28)            7             7            18            (3)
                                                                  ---------     ---------     ---------     ---------     ---------
Earnings before extraordinary item                                       53           (13)                        (27)           13
Extraordinary item                                                      (23)           --           4,7            (1)          (24)
                                                                  ---------     ---------     ---------     ---------     ---------
Net earnings from continuing operations                           $      30     $     (13)                  $     (28)    $     (11)
                                                                  =========     =========     =========     =========     =========


                                                                  ---------                                               ---------
Basic net earnings per share                                      $    0.14                                               $   (0.05)
                                                                  =========                                               =========


                                                                  ---------                                               ---------
Diluted net earnings per share                                    $    0.14                                               $   (0.05)
                                                                  =========                                               =========

Weighted average shares outstanding (thousands)
  Basic                                                             220,184                                                 220,184
  Dilutive effect of stock options                                      926                           8            --           926
                                                                  ---------                                               ---------
    Diluted weighted average shares outstanding                     221,110                                                 221,110
                                                                  =========                                               =========


             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENTS OF EARNINGS

1.       Intercompany Transactions and Balances

         To eliminate intercompany transactions between Weyerhaeuser and Willamette, except for intercompany profit in inventory as the intercompany profit was not significant.

2.       Reclassifications

         To reclassify certain of Willamette's non-recurring operating gains and losses to conform to the format of Weyerhaeuser's unaudited Pro Forma Condensed Consolidated Statement of Earnings.

3.       Unsolicited Takeover Defense Costs

         To eliminate the costs incurred by Willamette in defending against Weyerhaeuser's unsolicited takeover proposal.

4.       Interest Expense and Amortization of Prepaid Bank Commitment Fee

         - To record $379 million of interest expense related to a total of approximately $6.3 billion indebtedness incurred to finance the acquisition of Willamette. The unaudited Pro Forma Condensed Consolidated Statements of Earnings assume that this indebtedness consists of:

                  - $0.8 billion of borrowings under Weyerhaeuser credit facilities established in connection with the Willamette acquisition (the "Credit Facilities") at an assumed weighted average interest rate of 3.01% per annum, which assumed interest rate is based upon the interest rates in effect under those Credit Facilities as of August 8, 2002, and

                  - $5.5 billion of debt securities issued on March 12, 2002 with a weighted average interest rate of 6.28% per annum, assuming a rate of interest of 3.45% per annum on $500 million of floating rate notes due 2003.

         - To record $54 million of amortization expense related to prepaid bank commitment fees incurred to obtain the credit facilities that were used to finance the acquisition of Willamette.

         The effect on pro forma net income of a 1/8 percent variance in the interest rate applied to the $1.3 billion in variable rate debt is approximately $1 million annually, or $250 thousand quarterly.

5.       Depreciation of Step-up in Property, Plant and Equipment

         To recognize the additional depreciation expense resulting from the step-up of the book value of Willamette's property, plant and equipment from Willamette's historical cost basis to its estimated fair market value. The additional depreciation expense has been calculated on the straight-line basis over 15 years.

6.       Depletion of Step-up in Timber

         To recognize the additional depletion expense resulting from the write-up of Willamette's timber and timberlands from Willamette's historical cost basis to estimated fair market value. The additional depletion expense has been calculated on a basis consistent with Weyerhaeuser's sustained yield methodology, with Willamette's historical cost of timber replaced by the estimated fair market value of the timber. In addition, this entry recognizes the effects on pool depletion rates of combining the Weyerhaeuser and Willamette timber holdings into combined depletion pools.

7.       Income Tax Benefit and Expense

         To recognize the income tax benefit or expense related to interest expense, amortization of prepaid bank commitment fees, depreciation, depletion expense and the reversal of Willamette's unsolicited takeover defense costs.

8.       Dilutive Effect of Converted Stock Options

         For calculating pro forma diluted net earnings per common share from continuing operations, the pro forma weighted average shares outstanding for each period was increased by Willamette stock options outstanding during the period, which were converted to Weyerhaeuser stock options. The pro forma basic and diluted earnings per share for the year ended December 30, 2001, and the thirteen weeks ended March 31, 2002, are calculated based upon the weighted average common shares outstanding as follows (in thousands):

                                    Year ended     Thirteen Weeks
                                    December 30,       ended
                                       2001        March 31, 2002
                                       ----        --------------
Basic                                 219,644         220,184
Dilutive effect of stock options          555             926
                                      -------         -------

Diluted                               220,199         221,110
                                      =======         =======


9.       Goodwill

         In accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, issued by the Financial Accounting Standards Board in June 2001, the excess purchase price allocated to goodwill has not been amortized in these unaudited pro forma condensed consolidated financial statements.


                                       3